                                 SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Forward Industries, Inc.
 ...............................................................................
               (Name of Registrant as Specified In Its Charter)

                           Forward Industries, Inc.
 ...............................................................................
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         ......................................................................
         2) Aggregate number of securities to which transaction applies:

         ......................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

         ......................................................................
         4) Proposed maximum aggregate value of transaction:

         ......................................................................
         5) Total fee paid:

         ......................................................................

         (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ......................................................................
         2) Form, Schedule or Registration Statement No.:

         ......................................................................
         3) Filing Party:

         ......................................................................

         4) Date Filed: .......................................................

                           FORWARD INDUSTRIES, INC.
                            275 HEMPSTEAD TURNPIKE
                        WEST HEMPSTEAD, NEW YORK 11552

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Forward Industries, Inc.

   The Annual Meeting of Shareholders of Forward Industries, Inc. (the "Company") will be held at the offices of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, 25th Floor, New York, New York, at 10:00 a.m., Eastern Standard Time, on August 7, 1997, for the following purposes:

   1. To elect a Board of Directors for the ensuing year.

   2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the authorized capital stock of the Company such that the aggregate number of shares which the Company shall have the authority to issue shall be increased from 10,000,000 to 40,000,000, all of which shall be designated "Common Stock."

   3. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the authorized capital stock of the Company such that the Company shall have the authority to issue an additional 4,000,000 shares, all of which shall be designated "Preferred Stock."

   4. To consider and act upon a proposal to effectuate a one-for-two reverse stock split of the Company's Common Stock.

   5. To consider and act upon a proposal to adopt the Company's 1996 Stock Incentive Plan.

   6. To ratify the appointment of Patrusky, Mintz & Semel as the independent auditors and accountants for the Company for the year ending September 30, 1997.

   7. To transact such other business as may properly come before the meeting.

   All shareholders are invited to attend the meeting. Shareholders of record at the close of business on July 14, 1997, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and vote at the meeting will be open to examination by shareholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 275 Hempstead Turnpike, West Hempstead, New York 11552.

   Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                          By Order of the Board of Directors

                                          /s/ Stephen Schiffman

                                          Stephen Schiffman
                                          Secretary

West Hempstead, New York
July 14, 1997

                           FORWARD INDUSTRIES, INC.
                            275 HEMPSTEAD TURNPIKE
                        WEST HEMPSTEAD, NEW YORK 11552
                                (516) 564-1100

                                 -----------
                               PROXY STATEMENT
                                 -----------

   The accompanying proxy is solicited by the Board of Directors of Forward Industries, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Standard New York time, on August 7, 1997 at the offices of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, 25th Floor, New York, New York 10176 and any adjournment thereof.

                          VOTING SECURITIES; PROXIES

   The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, consultants and employees of the Company, without extra remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

   The holders of a majority of the outstanding shares of Common Stock, par value $.01 per share (the "Common Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. In all other matters, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the adoption of such matters.

   The form of proxy solicited by the Board of Directors affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

   All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the approval of Proposals 2, 3, 4 , 5, and 6 and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

   A shareholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated proxy reflecting contrary instructions or appearing at the Annual Meeting and taking appropriate steps to vote in person.

   At the close of business on July 14, 1997, 8,276,282 shares of Common Stock were outstanding and eligible for voting at the meeting. Each shareholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the meeting. Only shareholders of record at the close of business on July 14, 1997 are entitled to notice of, and to vote at, the meeting.

NO DISSENTER'S RIGHTS

   Under New York law, shareholders are not entitled to dissenter's rights of appraisal with respect to Proposals 2, 3, 4, 5 and 6.

   This proxy material is first being mailed to shareholders commencing on or about July 15, 1997.

                                  PROPOSAL 1

               ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

   The number of directors of the Company is set by a resolution adopted by a majority of the entire Board of Directors. The number of directors is currently fixed at four. The number of directors to be elected at the Annual Meeting to constitute the Board of Directors has also been fixed at four. The directors are to be elected to hold office for a period of one year, and in any event until a successor has been elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors, unless the shareholder indicates to the contrary on the proxy. Each of the nominees is currently a director of the Company.

   For reelection to the Board of Directors for one-year terms, the Board of Directors has nominated the following individuals, each a current director:

               THEODORE H. SCHIFFMAN
               MICHAEL SCHIFFMAN
               NOAH FLESCHNER
               WILLIAM E. MOOAR

   The persons named in the accompanying proxy intend to vote for the election as director of the nominees listed herein. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

   The following table sets forth certain information with respect to each person who is currently a director or executive officer of the Company and the individuals nominated and recommended to be elected by the Board of Directors of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

NAME                    AGE POSITION WITH THE COMPANY
----                    --- -------------------------
Theodore H. Schiffman .  64  Chairman of the Board, Chief Executive
                               Officer and Chief Financial Officer
William E. Mooar ......  51  President and Director
Michael Schiffman  ....  32  Executive Vice President and Director
Noah Fleschner ........  60  Director
Stephen Schiffman  ....  29  Secretary

   Each of the directors holds office until the next annual meeting of shareholders and until his successor has been duly elected and qualified.

   THEODORE H. SCHIFFMAN, a co-founder of the Company, has been its Chairman and Chief Executive Officer for more than the past five years and has been a director since 1961.

   WILLIAM E. MOOAR became the president and a director of the Company in October 1996. Prior to joining the Company, Mr. Mooar was the Chief Executive Officer of Coast Manufacturing Company, a company engaged in manufacturing and distribution of carrying cases, primarily for the photographic, audio and video markets.

   MICHAEL SCHIFFMAN has been employed by the Company in various capacities for more than the past five years and became a director in April 1992. Beginning as a salesman for the Company's advertising specialties products in 1985, Mr. Schiffman became marketing manager for such products in 1987 and, following the acquisition of the custom carrying case business in 1989, was appointed General Manager of that division. Mr. Schiffman has been the Company's Executive Vice-President and a director since 1992. Michael Schiffman is the son of Theodore H. Schiffman. Michael Schiffman is presently on assignment in Hong Kong.

   NOAH FLESCHNER has been Chairman of the Board and Chief Executive Officer of Diversified Data Equipment Corp. and Verified System Solutions, Inc., sellers of new and used computer equipment to dealers and commercial end-users, for more than the past five years. Mr. Fleschner is a Certified Public Accountant. Mr. Fleschner became a director of the Company in October 1994.

   STEPHEN SCHIFFMAN has been employed by the Company in various capacities for more than the past five years. Beginning in 1990, Mr. Schiffman was employed in the production department, followed by a move to the Purchasing Department and Inventory Control in the Forward Division. Subsequently, Mr. Schiffman moved to the Marketing Department of the Koszegi division in 1995. Presently, Mr. Schiffman is Vice-President of Marketing and Sales for Terrapin. Stephen Schiffman is the son of Theodore H. Schiffman.

   Pursuant to their respective employment agreements with the Company, (a) Theodore Schiffman is employed as Chief Executive Officer through September 30, 1997 and the Company has agreed to use its best efforts to elect him annually as Chairman of the Board; (b) Michael Schiffman is employed as Executive Vice President through October 31, 1997 and the Company has agreed to use its best efforts to elect him annually as a director; and (c) William Mooar is employed as President through October 14, 1998.

SHAREHOLDER VOTE REQUIRED

   Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by proxy at the meeting and entitled to vote on the election of directors.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY FOR EACH OF THE NOMINEES.

COMMITTEES OF THE BOARD -- BOARD MEETINGS

   The Board of Directors does not have a nominating committee, an audit committee, a compensation committee or a stock option committee. These functions are performed by the Board as a whole. The Board of Directors met or acted by unanimous written consent on nine occasions during the fiscal year ended September 30, 1996. All directors attended at least 75% of the meetings held by the Board and committees of which they are members.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company has made unsecured loans from time to time to Mr. and Mrs. Theodore H. Schiffman and to Mr. Schiffman's son, Michael Schiffman. As of September 30, 1995, (a) Theodore A Schiffman executed a promissory note to the Company in the principal amount of $235,535, bearing interest at 6% per annum, payable annually on September 30 of each year, commencing September 30, 1996, with the first four installments each in the sum of $50,000 and the remaining installment in the sum of the balance due, and (b) Michael Schiffman executed a similar note in the principal amount of $50,000, bearing interest at 7% per annum, payable in equal annual installments of $10,000 each September 30 commencing September 30, 1996 through September 30, 2000.

   Theodore H. Schiffman's son, Stephen Schiffman, is employed by the Company at an annual salary of $32,000. Stephen Schiffman is an administrator of the Company's Terrapin(Trademark) line of notebook computer carrying cases.

   On September 1, 1995, the Company borrowed $100,000 from Carl Waldman, uncle of Theodore H. Schiffman, for a term of five years pursuant to a promissory note bearing interest at 10% per annum.

   On September 11, 1995, the Company borrowed $400,000 from Cheryl Fenster Fishoff, a principal shareholder of the Company and the sister of Theodore H. Schiffman, pursuant to a Convertible Note bearing interest at 1% over the prime rate as published in The Wall Street Journal and due on September 10, 2000, unless converted to shares of Common Stock of the Company. The Note provides that it may be converted, in whole or in part, into such Common Stock at any time at the conversion price of $2.00 per share. In December 1995 and January 1996 the Company borrowed an additional $157,200 from Mrs. Fishoff pursuant to a Convertible Note due on December 18, 2000 and otherwise under the same terms and conditions. On February 12, 1996 Mrs. Fishoff exercised her option to convert her debt into 278,600 Shares of Common Stock. The proceeds of these loans were used to fund working capital obligations of the Company.

   Theodore H. Schiffman and Cheryl Fenster Fishoff have each guaranteed payment to the landlord of the Brooklyn Facility of the Company's promissory note in the principal amount of $170,000 given in connection with the termination of the lease for the Brooklyn Facility.

   The Company has incurred indebtedness created in connection with letters of credit extended for the benefit of the Company by a corporation controlled by the spouse of Cheryl Fenster Fishoff. The Company pays such corporation a commission of 5% of the amount of the letters of credit, together with expenses related to opening and collection of such letters of credit, and interest on the open balances thereof at 1.5% over the prime rate of the issuing bank. At September 30, 1996, $153,900 of such indebtedness was outstanding. During Fiscal 1996, the Company incurred interest on open letters of credit in the amount of $47,475.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

                            EXECUTIVE COMPENSATION

   The following table sets forth certain summary information regarding all cash and non-cash compensation paid by the Company during Fiscal 1996, Fiscal 1995 and Fiscal 1994 to each of its executive officers earning more than $100,000.

                          SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION          LONG TERM COMPENSATION
                                      -------------------------- ---------------------------------
                                                                     SECURITIES
NAME AND                       FISCAL              OTHER ANNUAL      UNDERLYING        ALL OTHER
PRINCIPAL POSITION              YEAR     SALARY    COMPENSATION        OPTIONS        COMPENSATION
------------------              ----     ------    ------------       ---------       ------------
Theodore H. Schiffman  .....    1996    $275,000                    300,000 shares(c)
 Chairman of the Board,         1995    $275,000                    300,000 shares
 Chief Executive Officer,       1994    $275,000
 Chief Financial Officer

Michael Schiffman ..........    1996    $112,500                    300,000 shares(c)
 Executive Vice President       1995    $150,000     $76,500(a)(b)  300,000 shares
                                1994    $125,000


------------
(a) Fair market value of 408,000 shares of the Company's Common Stock issued to Michael Schiffman as of August 3, 1994.
(b) Does not include rental value of apartment and related expenses provided to Mr. Schiffman, aggregating approximately $9,000 per month since July 1995, while on Company assignment in Hong Kong.
(c)    Cancelled in December 1996.

   The following table sets forth certain information concerning options granted to each of the Chief Executive Officer and Executive Vice President during the fiscal year ended September 30, 1996.

                        OPTIONS GRANTS IN FISCAL 1996

                          NUMBER OF      PERCENTAGE OF
                         UNDERLYING  TOTAL OPTIONS GRANTED
NAME                       SHARES        IN FISCAL YEAR     EXERCISE PRICE EXPIRATION DATE
----                     ----------   --------------------  -------------- ---------------
Theodore H. Schiffman     300,000 (a)         24.3%             $5.775        2/12/2002
Michael Schiffman  ....   300,000 (a)         24.3%             $5.775        2/12/2002

------------
(a)     Cancelled in December 1996.

AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1996 AND FISCAL YEAR END OPTION VALUES

   The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended September 30, 1996 by the Chief Executive Officer and Executive Vice President. No options were exercised by the Chief Executive Officer or Executive Vice President during the fiscal year ended September 30, 1996.

                        FISCAL YEAR-END OPTION VALUES

                                                          VALUE OF IN-THE-MONEY
                            NUMBER OF SECURITIES          SECURITIES UNDERLYING
                           UNDERLYING UNEXERCISED        UNEXERCISED OPTIONS AT
                        OPTIONS AT SEPTEMBER 30, 1996     SEPTEMBER 30, 1996(A)
                       ----------------------------- -----------------------------
NAME                     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   -------------   -----------   -------------
Theodore H. Schiffman      300,000       300,000(b)     $675,000       $675,000
Michael Schiffman  ....    300,000       300,000(b)     $675,000       $675,000

------------
(a)    Based on closing bid quotation of $2.25 per share on September 30, 1996
(b)    Cancelled in December 1996

EMPLOYMENT AGREEMENTS

   Effective October 1, 1994, the Company entered into an employment agreement with Theodore H. Schiffman (the "Agreement") pursuant to which Mr. Schiffman is employed as Chief Executive Officer of the Company through September 30, 1997. The Agreement provides for an annual salary of $275,000 plus annual bonus compensation generally equal to 5% of net pre-tax annual income of the Company in excess of $1,000,000 (which is determined without taking into consideration bonus compensation payable to any employee, including Mr. Schiffman). If the Agreement is terminated as a result of disability or if Mr. Schiffman should die, in each case prior to the end of his employment term, then the Board of Directors would determine in good faith the bonus, if any, payable to him or to his estate. If Mr. Schiffman becomes incapacitated so as to be unable to perform his services for a period of 120 consecutive days or 150 days in any period of 365 days, the Company is entitled to terminate the Agreement, in which event the Company is required to retain Mr. Schiffman as a consultant for a period equal to the shorter of the period of disability or five years, at a rate equal to 75% of his salary at the time of termination of employment. Such compensation will be paid to Mr. Schiffman until the earlier to occur of the end of his employment term (e.g., September 30, 1997), the expiration of the five-year consulting period, or his death; and after the end of his employment term until the earlier to occur of the expiration of his consulting period or his death, at a rate equal to 60% of salary, in each case less whatever sums may be paid to Mr. Schiffman pursuant to any disability insurance, the premiums for which have been paid by the Company. If Mr. Schiffman dies during his employment term, and if the Company is the recipient of at least $1,000,000 of proceeds of insurance on his life, the Company will pay to his widow, or if his wife has predeceased him, his estate, a monthly death benefit of $10,000 for a ten-year period. If the Company is not the recipient of at least $1,000,000 of insurance, such monthly death benefit will be paid for a period of three years, followed by a monthly death benefit of $5,000 for seven years; if his widow dies prior to the end of such ten year period, such payments will cease. In the event that the Agreement is breached by the Company (which would include failure of Mr. Schiffman to be elected to his office and as a director of the Company), which breach is not cured within 30 days after notice from Mr. Schiffman, Mr. Schiffman is entitled to terminate his obligations under the Agreement and the Company would continue to remain obligated to compensate Mr. Schiffman as provided in the Agreement (including payment of death benefits), which compensation would be reduced by any compensation received by Mr. Schiffman from other employment.

   Effective November 1, 1994, the Company entered into an employment agreement with Michael Schiffman, employing Mr. Schiffman as Executive Vice President of the Company through October 31, 1997 at an annual salary of $150,000, plus annual bonus compensation generally equal to 7.5% of net annual pre-tax income of the Company in excess of $1,000,000 (which is determined without taking into consideration bonus compensation payable to any employee, including Mr. Schiffman). If his employment agreement is terminated as a result of disability or if Mr. Schiffman should die, in each case prior to October 31, 1997, then the Board of Directors would determine in good faith the bonus, if any, payable to him. The balance of the terms of Michael Schiffman's employment agreement are substantially identical to those of Theodore Schiffman's employment agreement, except that Michael Schiffman's agreement provides that the monthly death benefit would be $5,500 if the Company were the recipient of at least $1,000,000 of proceeds of insurance on his life, and $2,750 if the Company did not receive such insurance payment.

   Effective October 14, 1996, the Company entered into an employment agreement (as amended, the "Mooar Agreement") with William Mooar, pursuant to which Mr. Mooar will serve as President of the Company and perform duties for the Company of a senior executive nature. Simultaneously, Mr. Mooar became a director of the Company. Mr. Mooar is employed at an annual base salary of $150,000, received a signing bonus of $30,000 and will receive incentive compensation with respect to each fiscal year of the Company ending during the term of the Mooar Agreement equal to the product of (i) $100,000, and
(ii) a fraction, the numerator of which will be the Company's audited pre-tax operating profit (if any) for such fiscal year and the denominator of which will be $500,000. The Mooar Agreement provides that, subject to shareholder approval, Mr. Mooar will receive an option to purchase 300,000 shares of the Company's common stock, par value $.01 per share, at an exercise price equal to the fair market value of such shares as of the date of the approval of the shareholders of the Company thereof. The option will vest in four equal semi-annual installments commencing October 14, 1996, provided that Mr. Mooar continues in the Company's employ at each such vesting date. If such option is not approved by the Company's shareholders by March 30, 1997, the Company is required to sell Mr. Mooar on such date 300,000 shares of common stock at a price equal to the fair market value of such shares on such date, in lieu of such option, subject to Mr. Mooar's obligation to resell to the Company, at his purchase price, up to 225,000 of such shares on termination of his employment with the Company depending on when his employment terminates. The Mooar Agreement also provides that, subject to shareholder approval, the Company will grant Mr. Mooar an additional option (the "Incentive Option) to purchase an additional 500,000 shares of Common Stock if the Company's audited pre-tax operating income for its 1997 or 1998 fiscal year is at least $1 million. The Incentive Option, if earned, will be granted as of the date that the Company's independent auditors certify the Company's year-end financial statements which reflect achievement of the required pre-tax operating income. The Incentive Option will vest in four equal semi-annual installments commencing six months after the date of grant if Mr. Mooar is employed by the Company at such time, and will expire ten years after the date of grant. The Mooar Agreement expires October 13, 1998; however, the Company has the right to terminate the Mooar Agreement during the first 90 days thereof without cause and without incurring any termination obligation to Mr. Mooar.

DIRECTOR'S COMPENSATION

   The Company's employee directors do not receive any additional compensation for their services as directors. Non-employee directors do not receive a fee for serving as such, but are reimbursed for expenses. In addition, non-employee directors are eligible to participate in the Company's 1996 Stock Option Plan (the "Option Plan"). The Option Plan provides for an automatic grant of stock options to purchase 300,000 shares of Common Stock to each of Messrs. Theodore H. Schiffman and Michael Schiffman. If the Incentive Plan is approved, such grants will be cancelled and replaced by the automatic grants provided by the Company's proposed 1996 Stock Incentive Plan (the "Incentive Plan") consisting of stock options to purchase 600,000 shares of Common Stock to each of Messrs. Theodore H. Schiffman and Michael Schiffman and 300,000 shares to Mr. William E. Mooar. Additionally, Mr. Mooar shall be granted options to purchase an additional 500,000 shares of Common Stock if the Company's pre-tax income for the fiscal year ended September 30, 1997 or the fiscal year ended September 30, 1998 is at least $1,000,000.

REPORT ON REPRICING OF STOCK OPTIONS

   The Company did not adjust or amend the exercise price of stock options previously awarded to the Company's Chairman of the Board, Chief Executive Officer or Executive Vice President during the fiscal year ended September 30, 1996. As previously noted, certain stock options granted to the Company's Chairman of the Board, Chief Executive Officer, and Executive Vice President during the fiscal year ended September 30, 1996, were cancelled in December 1996, contingent upon shareholder approval of the Incentive Plan.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   Set forth below is information, as of July 14, 1997, with respect to the beneficial ownership of the Common Stock by (i) each person or group who is known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, (ii) each of the directors of the Company, (iii) each of the executive officers of the Company named in the compensation table under Item 10 -"Executive Compensation", and (iv) all directors and executive officers of the Company, as a group (six persons).

                                                                       PERCENT
IDENTITY OF BENEFICIAL OWNERS      NUMBER OF SHARES OF COMMON STOCK    OF CLASS
---------------------------------- -------------------------------- ------------
Theodore H. Schiffman.............    742,200 shares(a)(b)(c)             8.7%
 275 Hempstead Turnpike
 West Hempstead, New York 11552

William E. Mooar .................    480,000 shares(d)                   5.6%
 541 Westover Road
 Stamford, Connecticut 06902

Michael Schiffman ................    800,654 shares(b)(c)                9.3%
 275 Hempstead Turnpike
 West Hempstead, New York 11552

Stephen Schiffman ................    107,070 shares                      1.3%
 275 Hempstead Turnpike
 West Hempstead, New York 11552

Noah Fleschner ...................    660 shares                            *
 275 Hempstead Turnpike
 West Hempstead, New York 11552

All directors and executive           2,130,584 shares(a)(b)(c)(d)       23.2%
 officers as a group .............

------------
(a) Includes 81,400 shares owned by Mr. Schiffman's wife, as to all of which shares Mr. Schiffman disclaims beneficial ownership.
(b) Includes shares subject to options granted by the Company on October 12, 1994 to each of Theodore H. Schiffman and Michael Schiffman to purchase 300,000 shares of the Company's Common Stock at an exercise price of $0.75 per share during the five-year period commencing December 1, 1995.
(c) Theodore H. Schiffman, the Chairman of the Board and the Chief Executive Officer of the Company, is the father of Michael Schiffman, the Executive Vice President and a director of the Company and Stephen Schiffman, the Secretary of the Company, and the brother of Cheryl Fenster Fishoff. Each of Theodore H. Schiffman, Michael Schiffman, Stephen Schiffman and Cheryl Fenster Fishoff disclaims beneficial ownership of shares beneficially owned by the others.
(d) Includes options to purchase 300,000 shares subject to shareholder approval of such options (provided, that if such approval is not obtained prior to March 30, 1997, the Company has agreed instead to sell Mr. Mooar 300,000 shares for the fair marker value as of such date) at fair market value on the date of such approval. Such options (or shares, as the case may be,) vest in four equal installments of 75,000 every six months commencing October 14, 1996. Does not include options to purchase up to 500,000 shares which the Company has agreed to grant Mr. Mooar, subject to shareholder approval, on achievement of certain income levels. Also includes 180,000 shares held for the benefit of Mr. Mooar in an IRA account.
*       Less than 1.0%.

                                  PROPOSAL 2

                            APPROVAL OF AMENDMENT
                      OF CERTIFICATE OF INCORPORATION TO
                     INCREASE THE AUTHORIZED COMMON STOCK

GENERAL

   The Board of Directors has determined that it would be advisable to amend Paragraph THIRD of the Company's Certificate of Incorporation to increase the authorized capital stock of the Company such that the aggregate number of shares which the Company shall have the authority to issue shall be increased from 10,000,000 to 40,000,000, all of which shall be designated "Common Stock";

   The Board of Directors has unanimously adopted and declared it advisable and unanimously recommends to the Company's shareholders that Paragraph THIRD of the Company's Certificate of Incorporation be amended as described. A copy of Paragraph THIRD of the Company's Certificate of Incorporation, as proposed to be amended by the resolution adopted by the Board of Directors, is attached as Annex A.

           INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

   The Board of Directors has approved, subject to shareholder approval at the 1996 Annual Meeting of Shareholders, an increase in the number of authorized shares of Common Stock from 10,000,000 to 40,000,000 ("Authorized Stock Proposal"). The Company's Certificate of Incorporation currently authorizes the issuance of 10,000,000 shares of Common Stock. As of July 14, 1997, the record date for the Annual Meeting (the "Record Date"), 8,276,282 shares of Common Stock were outstanding (exclusive of 329,780 shares held by the Company as treasury stock), and 855,500 shares are reserved for issuance in relation to outstanding options and warrants the exercise of which is not subject to adoption of this Proposal 2. Accordingly, there are only 538,438 authorized shares of Common Stock unissued and not reserved for future issuance. If Proposal 4 relating to a proposed one for two reverse stock split is adopted, the numbers referred to in the preceding sentences would be 4,138,141, 164,890, 427,754 and 269,219, respectively. The proposed reverse stock split will not affect the number of shares of Common Stock authorized for issuance.

   The Board of Directors considers the proposed authorization of an additional 30,000,000 shares of Common Stock desirable because it would provide the Company with the ability to take advantage of future opportunities for the issuance of equity in connection with financings, possible future acquisitions, other programs to facilitate expansion and growth and for other general corporate purposes, including stock dividends, stock splits and employee benefit plans, without the delay and expense incident to the holding of a special meeting of shareholders to consider any specific issuance. Such additional shares could also be issued in a public offering or privately placed in order to raise capital for various purposes. Authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interests of the Company, without further authorization from the shareholders except as may be required by the rules of NASDAQ or any stock exchange on which the Common Stock is then listed. The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of existing shares. Any new shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding, and would be available for issuance at such time and on such terms as the Board of Directors may consider appropriate. Depending on the circumstances, issuance of additional shares of Common Stock could affect the existing holders of shares by diluting the voting power of the outstanding shares. The shareholders do not have pre-emptive rights to purchase additional shares of Common Stock nor will they as a result of this proposal.

   Currently, the Company is not engaged in any negotiations concerning the issuance of any shares of Common Stock, nor are there any plans, commitments, agreements or understandings relating to the issuance of any additional shares of Common Stock, except as described below and as described herein under Proposal 5 below -the "1996 Stock Incentive Plan" and except that the Company is currently seeking sources of equity financing. The timing of any other actual issuance of additional shares will depend upon market conditions, the specific purpose for which the stock is to be issued and other similar factors. The Company is currently engaged in a private placement of securities consisting of a minimum of ten (10) and a maximum of forty (40) units (the "Units") where each Unit consists of (i) 60,000 shares of Common Stock; (ii) one (1) warrant (a "Warrant") to purchase up to 60,000 shares of Common Stock at $2.00 per share; and (iii) one (1) unsecured promissory note (a "Note") in the principal amount of $10,000, convertible, at the sole option of the Company, into 40,000 shares of Common Stock and one
(1) Warrant. The exercise of the Warrants and the conversion of the Notes are conditioned on, among other things, shareholder approval of this Proposal 2. As of July 14, 1997, 35.9 Units have been subscribed for at a rate of $25,000 per Unit.

POSSIBLE ANTI-TAKEOVER EFFECTS OF AUTHORIZED STOCK PROPOSAL

   The primary purpose of the Authorized Stock Proposal is to provide the Company with the flexibility to raise additional capital from the sale of shares of Common Stock and to take advantage of possible future opportunities for which the issuance of additional shares of Common Stock may be deemed advisable without the delay and expense incident to calling a special meeting of the Company's shareholders in any case in which such a meeting would not otherwise be required.

   The issuance of additional shares of Common Stock may be deemed to have an anti-takeover effect since such shares may be used, under certain circumstances, to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The increase in authorized Common Stock may also be viewed as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Common Stock, to acquire control of the Company, since the issuance of additional shares may be used to dilute such person's ownership of shares of the Company's voting stock.

   The Authorized Stock Proposal has not been proposed as an anti-takeover measure nor is the Board of Directors aware of any offers to acquire control of the Company. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company may result in shareholders not being able to participate in any possible premiums which may be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's shareholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

BOARD OF DIRECTORS RESERVATION OF RIGHTS

   If the amendment proposed in this Proposal 2 to amend the Company's Certificate of Incorporation is approved by the shareholders, such amendment will become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation of the Company, with the Department of State of the State of New York. The Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Amendment, if at any time prior to filing a Certificate of Amendment with the Department of State of the State of New York the Board of Directors, in its sole discretion, determines that the Amendment is no longer in the best interests of the Company and its shareholders. In addition, the Board of Directors reserves the right to delay filing the Certificate of Amendment for up to twelve months following shareholder approval of the Amendment at the Annual Meeting. However, at the present time, the Board of Directors intends to proceed with the Amendment as presented herein without delay.

SHAREHOLDER VOTE REQUIRED

   An affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote at the Annual Meeting is required to adopt Proposal 2. Accordingly, abstentions and broker non-votes could have a significant effect on the outcome of this proposal. Proxies solicited by the Board of Directors will be voted in favor of the adoption of Proposal 2 to amend Paragraph THIRD of the Certificate of Incorporation unless otherwise indicated thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO PARAGRAPH THIRD OF THE COMPANY'S CERTIFICATE OF INCORPORATION, WHICH IS DESIGNATED AS PROPOSAL 2 ON THE ENCLOSED PROXY CARD.

                                  PROPOSAL 3

                            APPROVAL OF AMENDMENT
                      OF CERTIFICATE OF INCORPORATION TO
                      CREATE A CLASS OF PREFERRED STOCK

GENERAL

   The Board of Directors has determined that it would be advisable to amend Paragraph THIRD of the Company's Certificate of Incorporation to increase the authorized capital stock of the Company such that the aggregate number of shares which the Company shall have the authority to issue shall be increased by 4,000,000 shares which shall be designated "Preferred Stock";

   The Board of Directors has unanimously adopted and declared it advisable and unanimously recommends to the Company's shareholders that Paragraph THIRD of the Company's Certificate of Incorporation be amended as described. A copy of Paragraph THIRD of the Company's Certificate of Incorporation, as proposed to be amended by Proposals 2 and 3 hereof, is attached as Annex B.

                    CREATION OF A CLASS OF PREFERRED STOCK

   The Board of Directors has approved, subject to shareholder approval at the 1996 Annual Meeting of Shareholders, the authorization of 4,000,000 shares of Preferred Stock, which may be issued in one or more series and as to which the Board of Directors is authorized to determine the voting powers, designations, preferences, and rights and the qualifications, limitations, and restrictions thereof, of each such series, including dividend rates, conversion prices, redemption prices, liquidation preferences and voting and other rights ("Authorized Preferred Stock Proposal"). The Company's Certificate of Incorporation currently authorizes the issuance of 10,000,000 shares of Common Stock and no shares of Preferred Stock.

   The Board of Directors considers the proposed authorization of 4,000,000 shares of Preferred Stock desirable because it would provide the Company with the ability to take advantage of future opportunities for the issuance of equity in connection with financings, possible future acquisitions, other programs to facilitate expansion and growth and for other general corporate purposes, including stock dividends, stock splits and employee benefit plans, without the delay and expense incident to the holding of a special meeting of shareholders to consider any specific issuance. Such additional shares could also be issued in a public offering or privately placed in order to raise capital for various purposes. Authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interests of the Company, without further authorization from the shareholders except as may be required by the rules of NASDAQ or any stock exchange on which the Preferred Stock is then listed.

   To the extent that any shares of Preferred Stock may be issued, such Preferred Stock may (a) have priority over the Company's Common Stock with respect to dividends and the assets of the Company upon liquidation; (b) have significant voting power; (c) provide for representation of the holders of the Preferred Stock on the Company's Board of Directors upon the occurrence of certain events; and (d) require the approval of the Preferred Stock for the taking of certain corporate actions, such as mergers. To the extent that any shares of Preferred Stock (including preferred stock convertible into Common Stock) may be issued on other than a pro rata basis to current shareholders, the present ownership position of current shareholders may be diluted. Such shares also could be used to dilute the stock ownership of persons seeking to obtain control of the Company, and thereby defeat a possible takeover attempt which (if shareholders were offered a premium over the market value of their shares) might be viewed as being beneficial to shareholders of the Company. Management of the Company is not aware of any possible takeover attempts at this time.

   Currently, the Company is not engaged in any negotiations concerning the issuance of any shares of Preferred Stock, nor are there any plans, commitments, agreements or understandings relating to the issuance of any shares of Preferred Stock. The timing of the actual issuance of shares of Preferred Stock will depend upon market conditions, the specific purpose for which the stock is to be issued and other similar factors.

POSSIBLE ANTI-TAKEOVER EFFECTS OF AUTHORIZED PREFERRED STOCK PROPOSAL

   The primary purpose of the Authorized Preferred Stock Proposal is to provide the Company with the flexibility to raise additional capital from the sale of shares of Preferred Stock and to take advantage of possible future opportunities for which the issuance of shares of Preferred Stock may be deemed advisable without the delay and expense incident to calling a special meeting of the Company's shareholders in any case in which such a meeting would not otherwise be required.

   The issuance of shares of Preferred Stock may be deemed to have an anti-takeover effect since such shares may be used, under certain circumstances, to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The Preferred Stock may also be viewed as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Common Stock, to acquire control of the Company, since the issuance of "blank check" preferred stock may be used for adoption of a shareholder rights plan or "poison pill."

   The Authorized Preferred Stock Proposal has not been proposed as an anti-takeover measure nor is the Board of Directors aware of any offers to acquire control of the Company. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company may result in shareholders not being able to participate in any possible premiums which may be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's shareholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

   The possible anti-takeover effects of this Proposal 3 should be considered together with those discussed above in Proposal 2, which relate to Proposal 2 itself and the provisions currently in place in the Company's Certificate of Incorporation, By-Laws and other contracts to which the Company is a party.

BOARD OF DIRECTORS RESERVATION OF RIGHTS

   If the amendment proposed in this Proposal 3 to amend the Company's Certificate of Incorporation (the "Preferred Stock Amendment") is approved by the shareholders, such amendment will become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation of the Company, with the Department of State of the state of New York. The Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Preferred Stock Amendment, if at any time prior to filing a Certificate of Amendment with the Department of State of the State of New York the Board of Directors, in its sole discretion, determines that the Preferred Stock Amendment is no longer in the best interests of the Company and its shareholders. In addition, the Board of Directors reserves the right to delay filing the Certificate of Amendment for up to twelve months following shareholder approval of the Preferred Stock Amendment at the Annual Meeting. However, at the present time, the Board of Directors intends to proceed with the Amendment as presented herein without delay.

SHAREHOLDER VOTE REQUIRED

   An affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote at the Annual Meeting is required to adopt Proposal 3. Accordingly, abstentions and broker non-votes could have a significant effect on the outcome of this proposal. Proxies solicited by the Board of Directors will be voted in favor of the adoption of Proposal 3 to amend Paragraph THIRD of the Certificate of Incorporation unless otherwise indicated thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO PARAGRAPH THIRD OF THE COMPANY'S CERTIFICATE OF INCORPORATION, WHICH IS DESIGNATED AS PROPOSAL 3 ON THE ENCLOSED PROXY CARD.

                                  PROPOSAL 4

                          APPROVAL OF A ONE FOR TWO
                             REVERSE STOCK SPLIT

GENERAL

   The Board of Directors has adopted a proposal declaring advisable an amendment to the Certificate of Incorporation of the Company to effect a one-for-two reverse stock split of all of the authorized and outstanding Common Stock of the Company. Upon the approval of Proposal 2 hereof, and the filing of the Amendment as described therein, the Company shall have authorized 40,000,000 shares of Common Stock, $.01 par value. Adoption of the proposed reverse stock split will reduce the number of outstanding shares of Common Stock of the Company as of the Record Date from 8,276,282 to approximately 4,138,141. As the amendment will effect a reduction in the number of shares of Common Stock outstanding without a commensurate increase in the par value of the Common Stock, it will result in a reduction in the Company's stated capital.

   Except for changes resulting from the reverse stock split the rights and privileges of holders of shares of Common Stock will remain the same, both before and after the proposed reverse stock split.

   It is expected that if the shareholders authorize this amendment that the filing of a Certificate of Amendment (the "Reverse Stock Split Amendment") will occur as soon as practical after the date of the Annual Meeting. The proposed reverse stock split will become effective on the effective date of that filing (the "Effective Date"). Commencing on the Effective Date, each currently outstanding certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares resulting from the proposed reverse stock split. New stock certificates reflecting the number of shares resulting from the stock split will be issued only as currently outstanding certificates are transferred. However, the Company will provide shareholders with instructions as to how to exchange their certificates and encourage them to do so. Approval of the Reverse Stock Split Amendment may result in additional brokerage costs to shareholders who desire to sell their shares as a result of increased transaction costs to brokers upon the sale of shares held in odd lots which may have been held in round lots prior to the proposed reverse stock split.

   The Company currently has outstanding a convertible promissory note owned by one entity exercisable to purchase 300,000 shares of Common Stock. In addition, there are stock options outstanding under the Company's stock incentive plan, to purchase approximately 1,742,500 shares of Common Stock, subject to approval by the shareholders of Proposal 5 herein. After approval of the proposed reverse stock split, the number of shares of Common Stock to be issued upon exercise of the outstanding note and options will be reduced to one half of the previous amount.

REASONS FOR THE REVERSE STOCK SPLIT

   Management believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed reverse stock split should increase the per share price of the Common Stock, which may encourage greater interest in the Common Stock and possibly promote greater liquidity for the Company's shareholders. Additionally, a decrease in the number of outstanding shares of the Company's Common Stock will result in an increase in the number of shares available for issuance, allowing the Company greater flexibility to conduct financings through the issuance of additional equity.

FEDERAL INCOME TAX CONSEQUENCES

   The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the post-split common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

   1. The proposed reverse stock split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.

   2. No gain or loss will be recognized by the Company in connection with the proposed reverse stock split.

   3. No gain or loss will be recognized by a shareholder who exchanges all of his shares of Common Stock solely for shares of post-split common stock.

   4. The aggregate basis of the shares of post-split common stock to be received in the proposed reverse stock split will be the same as the aggregate basis of the shares of Common Stock surrendered in exchange therefor.

   5. The holding period of the shares of post-split common stock to be received in the proposed reverse stock split will include the holding period of the shares of Common Stock surrendered in exchange therefor.

BOARD OF DIRECTORS RESERVATION OF RIGHTS.

   The Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split Amendment, if at any time prior to filing such Reverse Stock Split Amendment with the Department of State of the State of New York, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its shareholders. In addition, the Board of Directors reserves the right to delay of the Reverse Stock Split Amendment for up to twelve months following shareholder approval thereof at the Annual Meeting. However, at the present time, the Board of Directors intends to proceed with the Reverse Stock Split Amendment as presented herein without delay.

SHAREHOLDER VOTE REQUIRED

   An affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote at the Annual Meeting is required to adopt Proposal 4. Accordingly, abstentions and broker non-votes could have a significant effect on the outcome of this proposal. Proxies solicited by the Board of Directors will be voted in favor of the adoption of Proposal 4 to effect a one-for-two reverse stock split unless otherwise indicated thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ONE FOR TWO REVERSE STOCK SPLIT, WHICH IS DESIGNATED AS PROPOSAL 4 ON THE ENCLOSED PROXY CARD.

                                  PROPOSAL 5

                             INTRODUCTION OF THE
                          1996 STOCK INCENTIVE PLAN

   The Company's Board of Directors has recommended, and at the meeting the shareholders will be asked to approve, the adoption of the 1996 Stock Incentive Plan (the "Incentive Plan"). A description of the Incentive Plan, which Incentive Plan is attached hereto as Annex C, appears below.

1996 STOCK OPTION PLAN

   In February 1996 the Company's Board of Directors adopted, subject to shareholder approval, the 1996 Stock Option Plan (the "Option Plan"). Options to purchase an aggregate of 1,235,000 shares of Common Stock were granted, subject to shareholder approval within one year of the date of adoption by the Company's Board of Directors, under the Option Plan. In December 1996, the Board of Directors resolved to cancel the Option Plan and not to submit it for shareholder approval, as a consequence, all options granted under the Option Plan have been cancelled, with the intention that new options shall be granted upon approval of the Incentive Plan.

1996 STOCK INCENTIVE PLAN

   The Incentive Plan provides for the grant of options to purchase up to 8,000,000 shares of Common Stock to employees, officers, directors and consultants of the Company. This number will be reduced to 4,000,000 if Proposal 4 above is also adopted. Options may be either "incentive stock options" within the meaning of Section 422 of the Code, or non-qualified options. Incentive stock options may be granted only to employees of the Company, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to employees of the Company.

   The Incentive Plan will be administered by a Stock Option Committee, or, in its absence, the Company's Board of Directors, which determines, among other things, those individuals who receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of each option and the option exercise price. The Incentive Plan also provides for an automatic grant of non-qualified stock options to purchase 600,000 shares of Common Stock to each of Messrs. Theodore H. Schiffman and Michael Schiffman; and options to purchase 300,000 shares to Mr. William E. Mooar. The Incentive Plan further provides for an automatic grant to Mr. Mooar of non-qualified stock options to purchase 500,000 shares of Common Stock if the Company's pre-tax operating income for the fiscal year ending September 30, 1997 or the fiscal year ending September 30, 1998 is at least $1,000,000. All of Mr. Mooar's options will vest in four equal installments over a two year period, while those of Messrs. Schiffman will vest in accordance with the standard terms of the Incentive Plan.

   The exercise price per share of Common Stock subject to an incentive stock option may not be less than the fair market value per share of Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option may be established by the Stock Option Committee. The aggregate fair market value (determined as of the date the option is granted) of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to such person, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Shareholder") shall be eligible to receive any incentive stock options under the Incentive Plan unless the exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to such limitation.

   No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment other than by death or disability, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise the option, unless otherwise determined by the Stock Option Committee. Upon termination of employment of an optionee by reason of death or permanent disability, such optionee's options remain exercisable for one year thereafter to the extent such options were exercisable on the date of such termination.

   Options under the Incentive Plan must be issued within 10 years from the effective date of the Incentive Plan which will be November 15, 1996 if the shareholders of the Company approve the adoption of the Incentive Plan. Incentive stock options granted under the Incentive Plan cannot be exercised more than 10 years from the date of grant. Incentive stock options issued to a 10% Shareholder are limited to five-year terms. All options granted under the Incentive Plan provide for the payment of the exercise price in cash or by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of such optionee's stock options with no additional investment other than the purchase of the original shares.

   Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the Incentive Plan.

   The Incentive Plan may be terminated or amended at any time by the Board of Directors except that shareholder approval is required if the amendment is within 12 months before or after adoption of the Plan and such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. The Incentive Plan shall terminate November 15, 2006, unless terminated prior thereto by action of the Board. No further grants shall be made from the Incentive Plan after termination; provided, however, that termination shall not affect the right of any optionee with respect to grants made prior to termination.

   The vesting of outstanding options under the Incentive Plan will be subject to acceleration upon certain changes in the ownership or control of the Company. The acceleration of the vesting of options in the event of such changes in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

   It is estimated that approximately 280 individuals are currently eligible to participate in the Incentive Plan.

REGISTRATION OF SHARES ISSUED UNDER INCENTIVE PLAN

   The Company intends that the 8,000,000 (or, in the event that Proposal 4 hereof is also adopted, 4,000,000 shares) shares to be reserved for and issued under the Incentive Plan, for which approval is now sought, may be registered under the Securities Act of 1933, as amended. Such registration, if completed, would in most cases permit the unrestricted resale in the public market of shares issued pursuant to the Incentive Plan.

NEW PLAN BENEFITS -- 1996 STOCK INCENTIVE PLAN

   Subject to shareholder approval of the Incentive Plan, the Company has issued options to purchase 1,742,500 shares of Common Stock under the Incentive Plan, including options to purchase 600,000 shares of Common
Stock to each of Company's Chief Executive Officer and Chairman of the Board and Executive Vice President; and options to purchase 300,000 shares to the Company's President. Except as disclosed above, the Company has not yet issued any options under the Incentive Plan to any current executive officer or any current director who is not an executive officer. Subject to shareholder approval of the Incentive Plan, the Company intends to grant to the President of the Company options to purchase an additional 500,000 shares of Common Stock, if the Company's pre-tax operating income for the fiscal year ending September 30, 1997 or the fiscal year ending September 30, 1998 is at least $1,000,000. If Proposal 4 herein is also approved, the number of shares subject to the options described above shall be reduced to 871,250, 300,000, 150,000 and 250,000 respectively. Except as disclosed above, the Company does not currently know nor is it determinable the number of additional options that the Company will grant under the Incentive Plan to any of the aforementioned persons.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLAN UNDER CURRENT LAW

   An optionee will recognize no taxable income at the time an option is granted.

   An optionee will recognize no taxable income at the time of exercise of an incentive stock option. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the exercise of such option, the employee will recognize no taxable income and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the alternative minimum tax.

   If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

   Employees, directors, officers, consultants, agents and independent contractors of the Company will be required to include in their gross income in the year of exercise of a non-qualified stock option the difference between the fair market value on the exercise date of the shares transferred and the option price.

   The Company will be entitled (provided it complies with certain reporting requirements with respect to the income received by the employee) to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding period requirements outlined above are met, no deduction will be available to the Company in connection with an incentive stock option. Under the Revenue Reconciliation Act of 1993, the Company may not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. Certain performance-based compensation including stock options are exempt provided that, among other things, the stock options are granted by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors and the plan under which the options are granted is approved by shareholders. The Incentive Plan will not qualify as performance-based compensation.

SHAREHOLDER VOTE REQUIRED

   The affirmative vote of a majority of the outstanding shares of the Company's voting Common Stock entitled to vote thereon is required for approval of the Incentive Plan. If such shareholder approval is not obtained, then the Incentive Plan will not be adopted.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 1996 STOCK INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL 5 ON THE ENCLOSED PROXY CARD.

                                  PROPOSAL 6

                   RATIFICATION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors of the Company has appointed Patrusky, Mintz & Semel as independent accountants for the fiscal year ended September 30, 1997 and to render other professional services as required. Miller, Ellin & Company served as the Company's independent accounts for the fiscal year ended September 30, 1996 and for the interim period through June 9, 1997.

   The appointment of Patrusky, Mintz & Semel is being submitted to shareholders for ratification.

   Representatives of Patrusky, Mintz & Semel will be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

CHANGE IN CERTIFYING ACCOUNTANT

   As of June 9, 1997, the Board of Directors of the Company approved the resignation Miller, Ellin & Company as the Company's independent accountants and the engagement of Patrusky, Mintz & Semel as the Company's independent accountants. The reports of Miller, Ellin & Company on the Company's financial statements as of and for the two fiscal years ended September 30, 1995 and September 30, 1996 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

   During the Company's two fiscal years ended September 30, 1995 and September 30, 1996 and subsequent period through June 9, 1997 there were no disagreements between the Company and Miller, Ellin & Company concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Miller, Ellin, & Company, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

   The Company did not consult with Patrusky, Mintz & Semel during the Company's two fiscal years ended September 30, 1995 and September 30, 1996 and subsequent period through June 9, 1997 on the application of accounting principles to a specified transaction; the type of opinion that might be rendered on the Company's financial statements; any accounting, auditing or financial reporting issue; or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

SHAREHOLDER VOTE REQUIRED

   The affirmative vote of a majority of the shares of the Company's voting Common Stock voted with respect thereto is required to ratify the appointment of public accountants.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF PATRUSKY, MINTZ & SEMEL AS INDEPENDENT AUDITORS OF THE COMPANY, WHICH IS DESIGNATED AS PROPOSAL 6 ON THE ENCLOSED PROXY CARD.

                 DEADLINE FOR SHAREHOLDER PROPOSALS FOR 1997

   Shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company's 1997 Annual Meeting of Shareholders must be received at the Company's offices at 275 Hempstead Turnpike, West Hempstead, New York 11552, no later than 120 days prior to the Company's next Annual Meeting, for inclusion in the Company's proxy statement and form of proxy relating to such meeting. All proposals must comply with applicable Securities and Exchange Commission rules and regulations.

                                OTHER MATTERS

   The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS SHAREHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, FORWARD INDUSTRIES, INC., 275 HEMPSTEAD TURNPIKE, WEST HEMPSTEAD, NEW YORK 11552.

                                   ANNEX A

   THIRD: The aggregate number of shares which the Corporation shall have authority to issue is forty million (40,000,000), $.01 par value per share, all of which shall be designated "common stock".*

------------
* Note: If Proposal 3 is also adopted, the amendment would be as set forth in Annex B.

                                   ANNEX B

   THIRD: The aggregate number of shares which the Corporation shall have authority to issue is forty four million (44,000,000), $.01 par value per share, of which four million (4,000,000) shall be designated "preferred stock" and forty million (40,000,000) shall be designated "common stock".*

   Authority is hereby expressly granted to the Board of Directors of the Corporation from time to time to issue the preferred stock as preferred stock of any series and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, relative rights, preferences, and limitations, of such series, to the full extent now or hereafter permitted by the laws of the State of New York.

------------
* Note: If Proposal 2 is not also adopted, the reference herein to forty four million (44,000,000) would be changed to fourteen million (14,000,000) and the reference to forty million (40,000,000) wold be changed to ten million (10,000,000).

                                   ANNEX C

                           FORWARD INDUSTRIES, INC.

                          1996 STOCK INCENTIVE PLAN

     APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON NOVEMBER 15, 1996

   SECTION 1. PURPOSE. The purpose of the Forward Industries, Inc. 1996 Stock Incentive Plan (the "Plan") is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of Forward Industries, Inc., a New York corporation (the "Company"), or of any parent or subsidiary (as defined in subsection 5.7 hereof and referred to hereinafter as "Affiliates") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, $.01 par value ("Common Stock") in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its Affiliates by encouraging stock ownership in the Company.

   SECTION 2. ADMINISTRATION. Subject to Section 2.3 hereof, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator".

   The foregoing notwithstanding, with respect to grants to be made to directors: (a) the Plan Administrator shall be constituted so as to meet the requirements of Section 16(b) of the Exchange Act and Rule 16b-3 thereunder, each as amended from time to time, or (b) if the Plan Administrator cannot be so constituted, no options shall be granted under the Plan to any directors.

   2.1 PROCEDURES. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

   2.2 RESPONSIBILITIES. Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options. Grants under the Plan need not be identical in any respect, even when made simultaneously. The Plan Administrator may also establish, amend, and revoke rules and regulations for the administration of the Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of the Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code of 1986, as amended (the "Code") Section 422, the regulations thereunder, and any amendments thereto. The Plan Administrator shall not be personally liable for any action made in good faith with respect to the Plan or any option granted thereunder.

    2.3 RULE 16B-3 AND SECTION 16(B) COMPLIANCE; BIFURCATION OF PLAN. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") to the extent applicable, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. The Board may act under the Plan only if all members thereof are "disinterested persons" as defined in Rule 16b-3 and further described in
Section 4 hereof; and no director or officer or other Company "insider" subject to Section 16 of the Exchange Act may sell shares received upon the exercise of an option during the six month period immediately following the grant of the option. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other participants.

   SECTION 3. STOCK SUBJECT TO THE PLAN. The stock subject to this Plan shall be the Common Stock, presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the Plan shall not exceed in the aggregate 8,000,000 shares as such Common Stock was constituted on the effective date of the Plan. If any option granted under the Plan shall expire, be surrendered, exchanged for another option, canceled, or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of the Plan, including for replacement options which may be granted in exchange for such surrendered, canceled, or terminated options.

   SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any Affiliate thereof. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof, whether an individual or an entity. Any party to whom an option is granted under the Plan shall be referred to hereinafter as an "Optionee".

   A director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to the director, the Plan complies with the requirements of Rule 16b-3 under the Exchange Act.

   SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations, and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

   5.1 NUMBER OF SHARES AND PRICE.

   (a) Each of Messrs. Theodore Schiffman and Michael Schiffman shall receive, effective as of the date of approval of the Plan by the Board, and subject to the approval by the shareholders of the Company of the Plan (the "Approval"), options to purchase an aggregate of 600,000 shares of Common Stock, at an exercise price equal to the fair market value per share of such shares as of the date of Approval, exercisable for ten (10) years from the date of grant in accordance with Section 5.2 hereof. Mr. William Mooar shall receive, effective as of October 14, 1996, subject to the Approval, options to purchase 300,000 shares of Common Stock at an exercise price equal to the fair market value per share of such shares as of the date of Approval, exercisable for ten (10) years from the date of grant and shall vest 25% every six months from October 14, 1996, provided Mr. Mooar is still employed by the Company. Additionally, subject to the Approval, Mr. Mooar shall be granted options to purchase an additional 500,000 shares of Common Stock, if the Company's pre-tax income for the fiscal year ending September 30, 1997 or the fiscal year ending September 30, 1998 is at least $1,000,000. For purposes of this section 5.1(a), net income shall be derived from the audited financial statements of the Company for each such fiscal year and any options earned by Mr. Mooar will be granted as of the date such financial statements are signed by the Company's independent certified accountants. Notwithstanding anything to the contrary contained herein, the exercise price of such options shall be equal to the fair market value on the date of the grant and such options shall vest 25% every six months after the date of grant, provided Mr. Mooar is still employed by the Company, and be exercisable for ten (10) years from the date of grant; and

   (b) Except as otherwise provided in subsection (a) hereof, the maximum number of shares that may be purchased pursuant to the exercise of each option, and the price per share at which such option is exercisable (the "exercise price"), shall be as established by the Plan Administrator; provided, that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than 100% of the fair market value per share of the Common Stock at the time of grant of the option with respect to incentive stock options; and provided, further, that, with respect to incentive stock options granted to greater than ten percent shareholders, the exercise price shall be as required by Section 6 hereof.

   5.2 TERM AND MATURITY. Subject to the restrictions contained in Section 6 hereof with respect to granting stock options to greater than ten percent shareholders, and the restrictions contained in Section 5.1(a) hereof, respecting grants of stock options to certain individuals, the term of each stock option shall be as established by the Plan Administrator and, if not so established, shall be ten years from the date of its grant, but in no event shall the term of any incentive stock option exceed a ten year period. To ensure that the Company or Affiliate will achieve the purpose and receive the benefits contemplated in the Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable according to the following schedule:

    PERIOD OF OPTIONEE'S
  CONTINUOUS RELATIONSHIP
     WITH THE COMPANY OR
  AFFILIATE FROM THE DATE      PORTION OF TOTAL OPTION
   THE OPTION IS GRANTED        WHICH IS EXERCISABLE
   ---------------------        --------------------
1 year......................              37%
2 years.....................              67%
3 years.....................             100%

   5.3 EXERCISE. Subject to the vesting schedule described in subsection 5.2 hereof, each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price in accordance with
Section 5.4 hereof.

   5.4 PAYMENT OF EXERCISE PRICE. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check, or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for shares of Common Stock being purchased.

   The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

     (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

     (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise;

     (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

    5.5 WITHHOLDING TAX REQUIREMENT. The Company or any Affiliate thereof shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. No option may be exercised unless and until arrangements satisfactory to the Company, in its sole discretion, to pay such withholding taxes are made. At its discretion, the Company may require an Optionee to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares of Common Stock so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares of Common Stock held by any person who at the time of exercise is subject to
Section 16(b) of the Exchange Act shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act. Although the Company may, in its discretion, accept Common Stock as payment of withholding taxes, the Company shall not be obligated to do so.

   5.6 NONTRANSFERABILITY.

     5.6.1 OPTION. Options granted under the Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall not be subject to execution, attachment, or similar process. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any option under the Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void ab initio. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this subsection 5.6.1.

     5.6.2 STOCK. The Plan Administrator may provide in the agreement granting the option that (a) the Optionee may not transfer or otherwise dispose of shares acquired upon exercise of an option without first offering such shares to the Company for purchase on the same terms and conditions as those offered to the proposed transferee or (b) upon termination of employment of an Optionee the Company shall have a six month right of repurchase as to the shares acquired upon exercise, which right of repurchase shall allow for a maximum purchase price equal to the fair market value of the shares on the termination date. The foregoing rights of the Company shall be assignable by the Company upon reasonable written notice to the Optionee.

   5.7 TERMINATION OF RELATIONSHIP. If the Optionee's relationship with the Company or any Affiliate thereof ceases for any reason other than termination for cause, death, or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or Affiliate thereof changes from employee to nonemployee (i.e., from employee to a position such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or Affiliate and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.7.

   If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct, or disclosure of confidential information. If an Optionee's relationship with the Company or any Affiliate thereof is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

   If an Optionee's relationship with the Company or any Affiliate thereof ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12 month period following such cessation (unless by its terms it sooner terminates and expires). As used in the Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is, in the opinion of the Company and two independent physicians, expected to last for a continuous period of 12 months or more and which causes or is, in such opinion, expected to cause the Optionee to be unable to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

   For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any Affiliate thereof shall not be deemed to constitute a cessation of relationship with the Company or any of its Affiliates. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave, or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

   As used herein, the term "Affiliate" shall be defined as follows: (a) when referring to a subsidiary corporation, "Affiliate" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, the stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain; and (b) when referring to a parent corporation, "Affiliate" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   5.8 DEATH OF OPTIONEE. If an Optionee dies while he or she has a relationship with the Company or any Affiliate thereof or within the three month period (or 12 month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee, to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

   5.9 STATUS OF SHAREHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under the Plan unless and until such option has been exercised.

   5.10 CONTINUATION OF EMPLOYMENT. Nothing in the Plan or in any option granted pursuant to the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of an Affiliate thereof, or to interfere in any way with the right of the Company or of any such Affiliate to terminate his or her employment or other relationship with the Company at any time.

   5.11 MODIFICATION AND AMENDMENT OF OPTION. Subject to the requirements of
Section 422 of the Code with respect to incentive stock options and to the terms and conditions and within the limitations of the Plan, including, without limitation, Section 10.1 hereof, the Plan Administrator may modify or amend outstanding options granted under the Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided herein, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under the Plan shall be made in such a manner so as not to constitute a "modification" as defined in
Section 424(h) of the Code and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

   5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of the Plan, to the extent that the aggregate fair market value (determined at the time of the grant of the incentive stock option) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, an Affiliate thereof or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The foregoing sentence shall not apply, and the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be, if such annual limit is changed or eliminated by (a) amendment of the Code or (b) issuance by the Internal Revenue Service of (i) a Revenue ruling,
(ii) a Private Letter ruling to any of the Company, any Optionee, or any legatee, personal representative, or distributee of any Optionee, or (iii) regulations.

   5.13  VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE.

     5.13.1 EXERCISE OF OPTIONS UNDER SECTIONS 5.4(A) AND (C). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value as determined by the Plan Administrator, provided, that if the Common Stock is traded in a public market, such valuation shall be the average of the high and low trading prices or bid and asked prices, as applicable, of the Common Stock for the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the Notice of Exercise under Section 5.4(c) hereof, determined as of the trading day immediately preceding such date (or, if no sale of shares is reported for such trading day, on the next preceding day on which any sale shall have been reported).

     5.13.2 EXERCISE OF OPTION UNDER SECTION 5.4(B). The value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof shall equal the sales price received for such shares.

   SECTION 6. GREATER THAN TEN PERCENT SHAREHOLDERS.

   6.1 EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS. If incentive stock options are granted under the Plan to employees who, at the time of such grant, own greater than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate thereof, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time of grant of the incentive stock option. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required by a change in the Code or by ruling or pronouncement of the Internal Revenue Service.

   6.2 ATTRIBUTION RULE. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership estate, or trust shall be deemed to be owned proportionately by or for its shareholders, partners, or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him or her which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

    SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may be granted under the Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

   7.1. EFFECT OF LIQUIDATION, REORGANIZATION, OR CHANGE IN CONTROL.

     7.1.1 CASH, STOCK, OR OTHER PROPERTY FOR STOCK. Except as provided in subsection 7.1.2 hereof, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than mere reincorporation or creation of a holding company), or liquidation of the Company (each, an "event"), as a result of which the shareholders of the Company receive cash, stock, or other property in exchange for, or in connection with, their shares of Common Stock, any option granted hereunder shall terminate, but the time during which such options may be exercised shall be accelerated as follows: the Optionee shall have the right immediately prior to any such event to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

     7.1.2 CONVERSION OF OPTIONS ON STOCK FOR EXCHANGE STOCK. If the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, or reorganization (other than mere reincorporation or creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection
    7.1.1 hereof. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition, separation, or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

   7.2 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

   7.3 DETERMINATION OF BOARD TO BE FINAL. Except as otherwise required for the Plan to qualify for the exemption afforded by Rule 16b-3 under the Exchange Act, all adjustments under this Section 7 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause the incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

   SECTION 8. SECURITIES LAW COMPLIANCE. Shares shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended (the "Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including, without limitation, the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

   As a condition to the exercise of an option, if, in the opinion of counsel for the Company, assurances are required by any relevant provision of the aforementioned laws, the Company may require the Optionee to give written assurances satisfactory to the Company at the time of any such exercise (a) as to the Optionee's knowledge and experience in financial and business matters (and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters) and that such Optionee is capable of evaluating, either alone or with the purchaser representative, the merits and risks of exercising the option or (b) that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. The foregoing requirements shall be inoperative if the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Act.

   At the option of the Company, a stop-transfer order against any shares may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold, or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. NONE OF THE ABOVE SHALL BE CONSTRUED TO IMPLY AN OBLIGATION ON THE PART OF THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

   Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or on the NASDAQ National Market, all stock issued hereunder if not previously listed on such exchange or market shall, if required by the rules of such exchange or market, be authorized by that exchange or market for listing thereon prior to the issuance thereof.

   SECTION 9. USE OF PROCEEDS. The proceeds received by the Company from the sale of shares pursuant to the exercise of options granted hereunder shall constitute general funds of the Company.

   SECTION 10. AMENDMENT AND TERMINATION.

   10.1 BOARD ACTION. The Board may at any time suspend, amend, or terminate the Plan, provided, that no amendment shall be made without shareholder approval within 12 months before or after adoption of the Plan if such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless the Company requests the consent of the person to whom the option was granted and such person consents in writing thereto.

   10.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, the Plan shall terminate ten years from the earlier of (a) the date on which the Plan is adopted by the Board or (b) the date on which the Plan is approved by the shareholders of the Company. No option may be granted after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

   SECTION 11. EFFECTIVENESS OF THE PLAN. The Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within 12 months before or after the adoption of the Plan by the Board.

                           FORWARD INDUSTRIES, INC.

           [INCENTIVE][NONQUALIFIED] STOCK OPTION LETTER AGREEMENT

TO:

   We are pleased to inform you that you have been selected by the Plan Administrator of the Forward Industries, Inc. (the "Company") 1996 Stock Incentive Plan (the "Plan") to receive a(n) [INCENTIVE] [NONQUALIFIED] option
for the purchase of            shares of the Company's common stock, $.01 par
value, at an exercise price       of per share (the "exercise price"). A copy
of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference.

   The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

   Term. The term of the option is ten years from date of grant, unless sooner terminated.

   Exercise. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise in the form attached to this Agreement when you exercise the option.

   Payment for Shares. The option may be exercised by the delivery of:

     (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or bank certified or cashier's checks;

     (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined in good faith by the Plan Administrator, equal to the exercise price;

     (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price; or

     (d) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

   Acceleration. Notwithstanding the vesting schedule for the option set forth below, the option will be automatically exercisable for the total number of shares the subject of the option upon a "Change in Control,"(as defined below), or if advised by the Plan Administrator in writing, upon any actually-anticipated "Change in Control," unless otherwise advised in writing by the Plan Administrator, who has complete discretion in determining the specific conditions upon which the option is to accelerate in connection with a Change in Control.

   Termination. The option will terminate: (i) immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship as a director of the Company, unless cessation is due to death or total disability, in which case the option shall terminate 12 months after cessation of such relationship; (ii) three months after a "Change in Control", unless otherwise advised in writing by the Plan Administrator, who has complete discretion in determining the specific conditions upon which the option is to terminate in connection with a Change in Control, if at all.

   Transfer of Option. The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

    Vesting. The option is vested according to the following schedule:

    PERIOD OF OPTIONEE'S
  CONTINUOUS RELATIONSHIP
     WITH THE COMPANY OR
  AFFILIATE FROM THE DATE      PORTION OF TOTAL OPTION
   THE OPTION IS GRANTED        WHICH IS EXERCISABLE
   ---------------------        --------------------
1 year......................              37%
2 years ....................              67%
3 years ....................             100%

   Date of Grant. The date of grant of the option is    .

   YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

   IN ADDITION TO THE FOREGOING, (I) IF YOU WERE A DIRECTOR, OFFICER OR
SHAREHOLDER OF THE COMPANY ON        , YOU MAY NOT, PRIOR TO        ,
NOTWITHSTANDING ANY REGISTRATION OR OTHER RIGHTS THAT YOU MAY HAVE, DIRECTLY OR INDIRECTLY, OFFER, SELL, CONTRACT TO SELL, GRANT ANY OPTION WITH RESPECT TO, TRANSFER, ASSIGN, PLEDGE OR OTHERWISE DISPOSE OF (EITHER PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR OTHERWISE) ANY SHARES WHICH YOU RECEIVE UPON THE EXERCISE OF ANY OPTIONS HEREUNDER, UNLESS YOU RECEIVE THE WRITTEN CONSENT OF [UNDERWRITERS] AND (II) IF YOU WERE A DIRECTOR, OFFICER OR HOLDER OF 5% OR MORE OF THE COMPANY'S CAPITAL STOCK ON
       , YOU MAY NOT, PRIOR TO        , NOTWITHSTANDING ANY REGISTRATION OR
OTHER RIGHTS THAT YOU MAY HAVE, DIRECTLY OR INDIRECTLY, OFFER, SELL, CONTRACT TO SELL, GRANT ANY OPTION WITH RESPECT TO, TRANSFER, ASSIGN, PLEDGE OR OTHERWISE DISPOSE OF (EITHER PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR OTHERWISE) ANY SHARES WHICH YOU RECEIVE UPON THE EXERCISE OF ANY OPTIONS HEREUNDER, UNLESS YOU RECEIVE THE WRITTEN CONSENT OF
       .

   You understand that, during any period in which the shares which may be acquired pursuant to your option are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (and you yourself are also so subject), in order for your transactions under the Plan to qualify for the exemption from Section 16(b) provided by Rule 16b-3, a total of six months must elapse between the grant of the option and the sale of shares underlying the option.

    Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                          Very truly yours,
                                          FORWARD INDUSTRIES, INC.

                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                         ACCEPTANCE AND ACKNOWLEDGMENT

   I, a resident of the State of    , accept the stock option described above
granted under the Forward Industries, Inc. 1996 Stock Incentive Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand the Plan, including the provisions of
Section 8 thereof.

Dated:
      ------------

---------------------------------        ---------------------------------
Taxpayer I.D. Number                     Signature


   By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:
      ------------

                                          -----------------------------------
                                          Spouse's Signature

                                          -----------------------------------
                                          Printed Name

                              NOTICE OF EXERCISE

   The undersigned, pursuant to a [incentive] [nonqualified] Stock Option Letter Agreement (the "Agreement") between the undersigned and Forward Industries, Inc. (the "Company"), hereby irrevocably elects to exercise purchase rights represented by the Agreement, and to purchase thereunder shares (the "Shares") of the Company's common stock, $.01 par value ("Common Stock"), covered by the Agreement and herewith makes payment in full therefor.

   1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

     (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

     (b) By virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

     (c) the undersigned is a sophisticated investor;

     (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

     (e) The certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

   2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to shareholders generally.

   3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

                                          Very truly yours,

                                          -----------------------------------
                                          (type name under signature line)

                                          Social Security No.
                                                             ----------------
                                          Address:
                                                   --------------------------

                                          -----------------------------------

PROXY

                           FORWARD INDUSTRIES, INC.

                ANNUAL MEETING OF SHAREHOLDERS--AUGUST 7, 1997
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned shareholder in Forward Industries, Inc. ("Company") hereby constitutes and appoints Theodore H. Schiffman, William Mooar and Stephen Schiffman, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 25th Floor, 551 Fifth Avenue, New York, On August 7, 1997 10:00 a.m., Eastern Standard Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Shareholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR THE APPROVAL OF PROPOSALS 2, 3, 4, 5 AND 6.


COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

                                  (Continued and to be signed on the other side)



- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                               FOLD AND DETACH HERE

                                                               [X]  PLEASE MARK
                                                                    YOUR VOTES
                                                                      AS THIS
                                                                      EXAMPLE

        THE DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2, 3, 4, 5 AND 6

1. ELECTION OF DIRECTORS
THEODORE H. SCHIFFMAN,                      FOR all Nominees      WITHHOLD
WILLIAM E. MOOAR,                                 [ ]                [ ]
MICHAEL SCHIFFMAN AND                       listed (except        AUTHORITY
NOAH FLESCHNER                                as marked          to vote for
                                               in the           all nominees
INSTRUCTION: To withhold                    contrary, see      listed at left
authority to vote for any individual         instruction
nominee, line through the name                 below)
of the nominee above.



2. PROPOSAL TO APPROVE AN AMENDMENT TO THE       FOR       AGAINST    ABSTAIN
COMPANY'S CERTIFICATE OF INCORPORATION, TO       [ ]         [ ]        [ ]
INCREASE THE AUTHORIZED SHARES OF COMMON
STOCK TO 40,000,000

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE       FOR       AGAINST    ABSTAIN
COMPANY'S CERTIFICATE OF INCORPORATION,          [ ]         [ ]        [ ]
TO CREATE A SERIES OF PREFERRED STOCK.

4. PROPOSAL TO APPROVE REVERSE STOCK             FOR       AGAINST    ABSTAIN
SPLIT OF THE COMPANY'S COMMON STOCK.             [ ]         [ ]        [ ]

5. PROPOSAL TO APPROVE THE FORWARD               FOR       AGAINST    ABSTAIN
INDUSTRIES, INC. 1996 STOCK INCENTIVE            [ ]         [ ]        [ ]
PLAN.

6. PROPOSAL TO RATIFY PATRUSKY, MINTZ            FOR       AGAINST    ABSTAIN
& SEMEL AS INDEPENDENT AUDITORS.                 [ ]         [ ]        [ ]


                                                THE ABOVE NAMED PROXIES ARE
                                                GRANTED THE AUTHORITY, IN
                                                THEIR DISCRETION, TO ACT UPON
                                                SUCH OTHER MATTERS AS MAY
                                                PROPERLY COME BEFORE THE
                                                MEETING OR ANY POSTPONEMENT OR
                                                ADJOURNMENT THEREOF.


Signature(s)                                                      Date
            -----------------------------------------------------     -------

Please sign exactly as your name appears and return this proxy immediately in the enclosed stamped self-addressed envelope.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                               FOLD AND DETACH HERE